[AIM LOGO APPEARS HERE]

                                AIM SUMMIT FUND, INC.
                                ANNUAL REPORT


                                OCTOBER 31, 1997

                       -----------------------------------

                              AIM SUMMIT FUND, INC.

                            For shareholders who seek

                             capital growth through

                            systematic investments.

                       -----------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Summit Fund, Inc.'s performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, performance reflects the maximum 8.50% sales charge. The 8.50% sales charge is attributable to the 15-year investment plan.
o During the fiscal year ended October 31, 1997, the Fund paid distributions of $1.204 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.
o Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. And since dollar-cost averaging involves continuous investments regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth funds charted by Lipper Analytical Services, Inc., an independent mutual funds performance monitor.
o The Dow Jones Industrial Average (DJIA) is price-weighted average of 30 actively traded primarily industrial stocks.
o The Europe, Australia, Far East (EAFE) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
             AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.




   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                         The Chairman's Letter


                  Dear Fellow Shareholder:

                  The fiscal year ended October 31 experienced no let-up in the
    [PHOTO OF     volatility in equity markets, and it closed on an unsettling
   Charles T.     note. In late October, in the wake of a currency crisis in
     Bauer,       Southeast Asia, the stock market experienced its first 10%
  Chairman of     correction since 1991. On Monday, October 27, the New York
  the Board of    Stock Exchange closed to deal with market volatility for the
    THE FUND      first time in its history when the Dow Jones Industrial
  APPEARS HERE]   Average fell 554 points, the index's largest point decline ever. It is important to note that in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987. Fortunately, this time the market snapped back, and the Dow regained 337 points the next day. As of this writing, markets continue to recover.
                      Many investment managers, including AIM, had cautioned
                  that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
    When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
    Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS
The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
    Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
    However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
    Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
    Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-995-4246 if you have any questions or comments.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                    ---------------------------------------

                           DESPITE RECENT ACTIVITIES,

                        THE FISCAL YEAR ENDED OCTOBER 31

                       BROUGHT DOMESTIC EQUITY INVESTORS

                               EXCELLENT RETURNS.

                    ---------------------------------------

The Managers' Overview

TECHNOLOGY AND ENERGY HOLDINGS HELP FUND DELIVER SOLID RESULTS

A roundtable discussion with the Fund management team for AIM Summit Fund, Inc. for the fiscal year ended October 31, 1997.
--------------------------------------------------------------------------------


TOTAL RETURNS
--------------------------------------------------------------------------------
4/30/97 - 10/31/97

AIM Summit Fund                  24.08%
Lipper Growth Fund Index         18.34%

================================================================================


NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------

10/31/96                          1.26%
10/31/97                          1.65%
================================================================================


Q.  HOW DID AIM SUMMIT FUND PERFORM DURING THE FISCAL YEAR?

A. Performance was excellent in one of the Fund's best years ever. Total return for the fiscal year was 28.53%, slightly outperforming the Lipper Growth Fund Index, which was up 28.42% during the same period.
        Fund performance was especially strong during the second half of the fiscal year. For the six-month period ended October 31, the Fund's total return was an impressive 24.08%, compared to 18.34% for the Lipper Index for the same six-month period.
        Net assets under management grew from $1.26 billion to $1.65 billion during the fiscal year.

Q. WERE THERE PARTICULAR HOLDINGS THAT ESPECIALLY CONTRIBUTED TO SUCH GOOD PERFORMANCE?

A. There were two sectors that performed very well for us: the technology sector, about 27% of the Fund; and the energy sector, about 13% of the Fund.
        Our computer-related holdings have definitely delivered. These include PC makers Compaq Computer Corp. and Dell Computer Corp. During the fiscal year, we increased our holdings of these companies, both of which have announced record recent earnings.
        Another successful holding is software maker Compuware Corp., which is poised to profit from the so called "millennium problem," the need to reprogram older computers to recognize the year 2000. And we continue to own Microsoft Corp., still the leader in the software business. Each of these four stocks represents more than 1% of the Fund, which for AIM Summit Fund is a large position.
        Despite its volatility and potential negative effects of the recent turmoil in Asia, we still think the technology sector's long-term growth prospects are excellent and will continue to seek out individual companies whose earnings performance justifies our investment. For example, while not included in the technology sector, retailers of computers and other electronic gear, companies like portfolio holding CompUSA Inc., have been doing well recently.

Q.  WHY HAS THE ENERGY SECTOR PERFORMED WELL?

A. After more than a decade of restructuring and shakeout, the energy sector, especially oil and gas, finally looks healthy.
        There are a number of reasons for this. Though oil and gas prices have been stable, energy demand is strong worldwide and likely will remain so despite very recent economic shocks in Asia. Technological improvements have lowered the cost of finding oil--for example, the drilling success rate has improved from one out of five holes drilled to one out of two. Equipment suppliers have become especially attractive, as an equipment shortage has raised the prices they command. Fund holding Varco International, Inc., a manufacturer of computer-controlled drilling equipment, is representative of this side of the business.
        We found a number of opportunities to invest in energy companies at relatively attractive prices. We increased our holdings in energy from about 8% of the Fund a year ago to more than 13% as of October 31. Future earnings prospects in this area look quite good, as demand for energy shows no signs of slackening.

Q. IN THE SEMIANNUAL REPORT ON THE FUND DATED APRIL 30, YOU SAID THE MARKET IN GENERAL HAD BEEN DIFFICULT. YET PERFORMANCE FOR THE FISCAL YEAR WAS EXCELLENT. WHAT CHANGED?

A. Like many broadly diversified growth-oriented mutual funds, AIM Summit Fund found the market inhospitable during 1996 and early 1997. Investors were narrowly focused on a relatively few large companies sometimes dubbed "the new Nifty Fifty" in reference to the stocks that dominated the markets back in the 1960s and early 1970s. We discussed the "narrow market" phenomenon in our last shareholder report.
        During the latter half of the Fund's fiscal year, investors began to look beyond


                 -----------------------------------------------

                    This is a truly diversified equity fund--

                             as of October 31, 1997,

                         your Fund held 299 securities.

                 -----------------------------------------------



          See important fund and index disclosures inside front cover.

                                                          The Managers' Overview

PORTFOLIO COMPOSITION

As of 10/31/97, based on total net assets

===================================================================================================
TOP 10 INDUSTRIES                                           TOP 10 EQUITY HOLDINGS
---------------------------------------------------------------------------------------------------
1. Oil & Gas (Drilling & Equipment)          9.23%           1. Dell Computer Corp.           1.97%

2. Computers (Software & Services)           6.35            2. Compaq Computer Corp.         1.35

3. Computers (Hardware)                      4.33            3. Guidant Corp.                 1.18

4. Electronics (Semiconductors)              4.28            4. Ahmanson (H.F.) & Co.         1.16

5. Communications Equipment                  4.05            5. Compuware Corp.               1.12

6. Health Care (Medical Products & Supplies) 2.65            6. Safeway, Inc.                 1.06

7. Manufacturing (Diversified)               2.60            7. Microsoft Corp.               1.02

8. Consumer Finance                          2.57            8. SLM Holding Corp.             1.02

9. Financial (Diversified)                   2.24            9. Varco International, Inc.     1.02

10. Electrical Equipment                     2.22           10. MGIC Investment Corp.         0.95

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================


    these stocks. From May 1997 through the end of the fiscal year, small- and mid-sized company stocks either paced or outpaced larger-company stocks. For example, during the three months ended October 31, the large-cap S&P 500 lost ground, producing a total return of -3.75%; during that same period the mid-cap S&P 400 index rose 1.02%.
        This change in sentiment benefited AIM Summit Fund because this is a truly diversified equity fund--as of October 31, 1997, your Fund held 299 securities. The Fund invests in small-, medium-, and large-sized firms. A portion of the portfolio also is managed with a value orientation, looking for stocks the market has overlooked for one reason or another. At the close of the fiscal year, more than a third of the portfolio was in mid-capitalization stocks. So we enjoyed seeing the markets broaden beyond a comparatively few blue chips.

Q.  WHAT CAUSED MARKET SENTIMENT TO CHANGE?

A. A number of factors contributed. Many market watchers thought the dramatic disparity in performance between smaller stocks and the larger blue-chips signaled time for a change. Others doubted that large-capitalization companies could sustain the double-digit earnings growth they reported for three years running, especially after cautions on earnings from such giants as Coca-Cola Company and The Gillette Company. Others pointed out that price/earnings ratios for small- and mid-cap companies were more attractive than for the big blue chips given their comparative growth potential. And the strong dollar boded well for less export-dependent smaller companies.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY FOR THE NEAR FUTURE?

A. There are a few cautionary signs: a tight labor market that could put inflationary pressure on wages, a drop in consumer confidence measured by The Conference Board, a slip in new vehicle sales.
        Nevertheless, there is much evidence of a favorable economic environment. Inflation is so well controlled many economy watchers are more concerned about deflation. Because of monetary turmoil and market declines overseas, few market participants anticipate a rate hike by the Federal Reserve Board, at least for the immediate future. And finally, corporate earnings continue to grow. As of the third quarter of 1997, earnings for S&P 500 companies were up more than 12% year over year.

Q.  WHAT DO YOU SEE FOR EQUITY MARKETS OVER THE NEXT FEW MONTHS?

A. Earnings remain key to market performance, and with the recent turmoil in Asia, companies with global reach may see some softness in corporate profits growth to a more normal level of 8-10% in 1998. This level is much closer to the historical norm, which has coincided with market returns of approximately 10%.
        Given our earnings-focused discipline, in which we seek out companies reporting the best performance, we believe AIM Summit Fund is well-positioned for this market.


                  --------------------------------------------

                        With the recent turmoil in Asia,

                      companies with global reach may see

                       some softness in corporate profits

                         growth to a more normal level

                               of 8-10% in 1998.

                  --------------------------------------------

          See important fund and index disclosures inside front cover.

Long-Term Performance

Earnings-Based Approach Produces Impressive Long-Term Results

GROWTH OF A $10,000 INVESTMENT

10/31/87- 10/31/97, based on net asset value


--------------------------------------------------------------------------------
              AIM SUMMIT FUND    S&P 500 STOCK INDEX   LIPPER GROWTH FUND INDEX
--------------------------------------------------------------------------------
                   10,000               10,000                  10,000

10/31/88           11,674               11,483                  11,525

10/31/89           14,589               14,500                  14,435

10/31/90           13,997               13,411                  12,583

10/31/91           19,843               17,903                  17,799

10/31/92           21,532               19,681                  19,188

10/31/93           25,035               22,611                  22,831

10/31/94           25,188               23,486                  23,297

10/31/95           33,003               29,676                  28,883

10/31/96           38,155               36,805                  33,776

10/31/97           49,041               48,621                  43,374
================================================================================


================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 10/31/97, including sales charges.

10  Years                   16.20%

 5  Years                   15.82

 1  Year                    17.60
================================================================================



Past performance cannot guarantee comparable future results.

Source: Lipper Analytical Services, Inc.

Average annual total returns reflect reinvestment of all distributions and effect of all sales charges. A mutual fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Summit Investors Plans employ dollar-cost averaging, which does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-94.82%

AEROSPACE/DEFENSE-0.05%

Precision Castparts Corp.               13,000   $      764,563
---------------------------------------------------------------

AIR FREIGHT-0.71%

CNF Transportation Inc.                 57,300        2,557,012
---------------------------------------------------------------
Federal Express Corp.(a)               137,000        9,144,750
---------------------------------------------------------------
                                                     11,701,762
---------------------------------------------------------------

AIRLINES-1.01%

Southwest Airlines Co.                  49,000        1,598,625
---------------------------------------------------------------
UAL Corp.(a)                           173,000       15,159,125
---------------------------------------------------------------
                                                     16,757,750
---------------------------------------------------------------

AUTOMOBILES-0.60%

Ford Motor Co.                         225,000        9,829,688
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.25%

First Union Corp.                       84,000        4,121,250
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.58%

BankAmerica Corp.                      140,000       10,010,000
---------------------------------------------------------------
Chase Manhattan Corp.                  107,152       12,362,662
---------------------------------------------------------------
Citicorp                                30,000        3,751,875
---------------------------------------------------------------
                                                     26,124,537
---------------------------------------------------------------

BANKS (REGIONAL)-0.10%

AmSouth Bancorporation                  35,000        1,682,188
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.17%

Panamerican Beverages, Inc.-Class A
    (Mexico)                             5,200          161,200
---------------------------------------------------------------
PepsiCo, Inc.                           70,000        2,576,875
---------------------------------------------------------------
                                                      2,738,075
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.31%

Clear Channel Communications, Inc.(a)   41,800        2,758,800
---------------------------------------------------------------
Jacor Communications, Inc.(a)           55,000        2,303,125
---------------------------------------------------------------
                                                      5,061,925
---------------------------------------------------------------

CHEMICALS-0.39%

Rohm & Haas Co.                         77,200        6,431,725
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.52%

Cytec Industries Inc.(a)               175,000        8,531,250
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.05%

ADC Telecommunications, Inc.(a)        200,000        6,625,000
---------------------------------------------------------------
Brightpoint, Inc.(a)                    50,000        1,650,000
---------------------------------------------------------------
DSC Communications Corp.(a)            310,000        7,556,250
---------------------------------------------------------------
ECI Telecommunications Ltd. (Israel)   100,000        2,762,500
---------------------------------------------------------------
Lucent Technologies, Inc.              140,000       11,541,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMMUNICATIONS EQUIPMENT-(CONTINUED)

MasTech, Inc.(a)                        14,300   $      463,856
---------------------------------------------------------------
Nokia Oy A.B.-Class A-ADR (Finland)    110,000        9,707,500
---------------------------------------------------------------
Northern Telecom Ltd. (Canada)          60,000        5,381,250
---------------------------------------------------------------
PairGain Technologies, Inc.(a)          85,000        2,401,250
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                190,900        8,447,325
---------------------------------------------------------------
Tellabs, Inc.(a)                       190,800       10,303,200
---------------------------------------------------------------
                                                     66,839,381
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.33%

Comdisco, Inc.                          72,500        2,288,281
---------------------------------------------------------------
Compaq Computer Corp.                  350,000       22,312,500
---------------------------------------------------------------
Concord EFS, Inc.(a)                   123,700        3,672,344
---------------------------------------------------------------
Dell Computer Corp.(a)                 404,800       32,434,600
---------------------------------------------------------------
Digital Equipment Corp.(a)              50,000        2,503,125
---------------------------------------------------------------
International Business Machines
  Corp.                                 83,500        8,188,219
---------------------------------------------------------------
                                                     71,399,069
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.46%

3Com Corp.(a)                           70,000        2,900,625
---------------------------------------------------------------
Bay Networks, Inc.(a)                  278,600        8,810,725
---------------------------------------------------------------
Cisco Systems, Inc.(a)                  70,800        5,807,813
---------------------------------------------------------------
Newbridge Networks Corp.(a) (Canada)   125,000        6,625,000
---------------------------------------------------------------
                                                     24,144,163
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.98%

Adaptec, Inc.(a)                       109,000        5,279,687
---------------------------------------------------------------
EMC Corp.(a)                           163,000        9,128,000
---------------------------------------------------------------
Iomega Corp.(a)                        326,300        8,748,918
---------------------------------------------------------------
Quantum Corp.(a)                        58,000        1,834,250
---------------------------------------------------------------
SMART Modular Technologies, Inc.(a)     25,000        1,243,750
---------------------------------------------------------------
Storage Technology Corp.(a)            110,000        6,455,625
---------------------------------------------------------------
                                                     32,690,230
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-6.35%

America Online, Inc.(a)                150,000       11,550,000
---------------------------------------------------------------
Avant! Corp.(a)                         50,000        1,312,500
---------------------------------------------------------------
BMC Software, Inc.(a)                  140,000        8,452,500
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        125,000        6,656,250
---------------------------------------------------------------
Computer Associates International,
   Inc.                                120,000        8,947,500
---------------------------------------------------------------
Computer Sciences Corp.(a)              21,000        1,489,687
---------------------------------------------------------------
Compuware Corp.(a)                     280,000       18,515,000
---------------------------------------------------------------
Electronic Arts, Inc.(a)                50,000        1,693,750
---------------------------------------------------------------
HBO & Co.                              294,200       12,797,700
---------------------------------------------------------------
McAfee Associates, Inc.(a)              30,000        1,492,500
---------------------------------------------------------------
Microsoft Corp.(a)                     130,000       16,900,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Parametric Technology Co.(a)            80,000   $    3,530,000
---------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                               70,000        2,371,250
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             109,211        3,624,440
---------------------------------------------------------------
Sterling Software, Inc.(a)              39,000        1,330,875
---------------------------------------------------------------
Symantec Corp.(a)                       50,000        1,093,750
---------------------------------------------------------------
Tecnomatix Technologies Ltd.(a)
  (Israel)                              25,000          771,875
---------------------------------------------------------------
Wind River Systems(a)                   60,000        2,302,500
---------------------------------------------------------------
                                                    104,832,077
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.04%

Blyth Industries, Inc.(a)               28,650          712,669
---------------------------------------------------------------

CONSUMER FINANCE-2.57%

FIRSTPLUS Financial Group, Inc.(a)      50,000        2,750,000
---------------------------------------------------------------
Green Tree Financial Corp.             200,000        8,425,000
---------------------------------------------------------------
Household International, Inc.           54,000        6,115,500
---------------------------------------------------------------
IMC Mortgage Co.(a)                     82,500        1,433,437
---------------------------------------------------------------
MBNA Corp.                             260,700        6,859,669
---------------------------------------------------------------
SLM Holding Corp.                      120,200       16,873,075
---------------------------------------------------------------
                                                     42,456,681
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.93%

AmeriSource Health Corp.-Class A(a)     53,000        3,146,875
---------------------------------------------------------------
Cardinal Health, Inc.                   81,000        6,014,250
---------------------------------------------------------------
McKesson Corp.                          30,000        3,219,375
---------------------------------------------------------------
Sysco Corp.                             75,000        3,000,000
---------------------------------------------------------------
                                                     15,380,500
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.22%

American Power Conversion Corp.(a)      66,000        1,798,500
---------------------------------------------------------------
Berg Electronics Corp.(a)               62,800        1,467,950
---------------------------------------------------------------
General Electric Co.                   163,700       10,568,881
---------------------------------------------------------------
Kemet Corp.(a)                          57,400        1,248,450
---------------------------------------------------------------
Philips Electronics N.V.-ADR-New
  York Shares (Netherlands)             70,400        5,517,600
---------------------------------------------------------------
Sanmina Corp.(a)                        30,000        2,242,500
---------------------------------------------------------------
SCI Systems, Inc.(a)                   145,000        6,380,000
---------------------------------------------------------------
Solectron Corp.(a)                     129,200        5,071,100
---------------------------------------------------------------
Symbol Technologies, Inc.               58,800        2,337,300
---------------------------------------------------------------
                                                     36,632,281
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.31%

Perkin-Elmer Corp.                      59,000        3,687,500
---------------------------------------------------------------
Tektronix, Inc.                         24,600        1,454,475
---------------------------------------------------------------
                                                      5,141,975
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.28%

ANADIGICS, Inc.(a)                      50,000        1,850,000
---------------------------------------------------------------
Analog Devices, Inc.(a)                125,000        3,820,312
---------------------------------------------------------------
ASE Test Ltd.(a) (Taiwan)               10,000          547,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

ASM Lithography Holding N.V.(a)
  (Netherlands)                         17,000   $    1,245,250
---------------------------------------------------------------
Atmel Corp.(a)                         100,000        2,587,500
---------------------------------------------------------------
Dallas Semiconductor Corp.              50,000        2,443,750
---------------------------------------------------------------
Intel Corp.                            140,000       10,780,000
---------------------------------------------------------------
Linear Technology Corp.                129,000        8,110,875
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              100,000        6,625,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)          166,100        6,623,237
---------------------------------------------------------------
National Semiconductor Corp.(a)        204,600        7,365,600
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                     50,000        1,318,750
---------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR(a) (Taiwan                   25,000          495,313
---------------------------------------------------------------
Texas Instruments, Inc.                110,000       11,735,625
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)          50,000        2,168,750
---------------------------------------------------------------
Xilinx, Inc.(a)                         85,100        2,904,038
---------------------------------------------------------------
                                                     70,621,500
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-1.57%

Applied Materials, Inc.(a)             298,400        9,959,100
---------------------------------------------------------------
BMC Industries, Inc.                    29,800          959,187
---------------------------------------------------------------
KLA-Tencor Corp.(a)                    150,000        6,590,625
---------------------------------------------------------------
Novellus Systems, Inc.(a)               50,000        2,225,000
---------------------------------------------------------------
Teradyne, Inc.(a)                      165,100        6,180,931
---------------------------------------------------------------
                                                     25,914,843
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.24%

American Express Co.                    50,000        3,900,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.       156,000        5,908,500
---------------------------------------------------------------
Federal National Mortgage Association  104,600        5,066,562
---------------------------------------------------------------
MBIA, Inc.                              14,000          836,500
---------------------------------------------------------------
MGIC Investment Corp.                  260,000       15,681,250
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        43,200        2,116,800
---------------------------------------------------------------
Newcourt Credit Group, Inc. (Canada)    20,000          696,250
---------------------------------------------------------------
SunAmerica, Inc.                        75,000        2,695,312
---------------------------------------------------------------
                                                     36,901,174
---------------------------------------------------------------

FOODS-0.24%

ConAgra, Inc.                          132,000        3,976,500
---------------------------------------------------------------

FOOTWEAR-0.14%

Nike, Inc.-Class B                      50,000        2,350,000
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.73%

Abbott Laboratories                     61,500        3,770,719
---------------------------------------------------------------
American Home Products Corp.            65,000        4,818,125
---------------------------------------------------------------
Bristol-Myers Squibb Co.                77,000        6,756,750
---------------------------------------------------------------
Johnson & Johnson                       94,600        5,427,675
---------------------------------------------------------------
Warner-Lambert Co.                      54,700        7,832,356
---------------------------------------------------------------
                                                     28,605,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.31%

Dura Pharmaceuticals, Inc.(a)          100,000   $    4,837,500
---------------------------------------------------------------
Elan Corp. PLC-ADR(a) (Ireland)        102,300        5,102,212
---------------------------------------------------------------
Mylan Laboratories, Inc.                80,000        1,755,000
---------------------------------------------------------------
Parexel International Corp.(a)          19,800          715,275
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                     45,000        2,103,750
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)        224,600        7,131,050
---------------------------------------------------------------
                                                     21,644,787
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.45%

Lilly (Eli) & Co.                       50,000        3,343,750
---------------------------------------------------------------
Merck & Co., Inc.                       90,000        8,032,500
---------------------------------------------------------------
Pfizer, Inc.                            19,300        1,365,475
---------------------------------------------------------------
Schering-Plough Corp.                   80,000        4,485,000
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (United Kingdom)                     140,000        6,667,500
---------------------------------------------------------------
                                                     23,894,225
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.11%

Health Management Associates,
  Inc.-Class A(a)                      300,000        7,312,500
---------------------------------------------------------------
Tenet Health Care Corp.(a)             249,700        7,631,456
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       77,100        3,397,219
---------------------------------------------------------------
                                                     18,341,175
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.09%

Beverly Enterprises, Inc.(a)           100,000        1,493,750
---------------------------------------------------------------
Health Care and Retirement Corp.(a)    167,800        6,344,938
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                   400,000       10,225,000
---------------------------------------------------------------
                                                     18,063,688
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.44%

Concentra Managed Care, Inc.(a)         90,000        2,936,250
---------------------------------------------------------------
PhyCor, Inc.(a)                        105,000        2,421,563
---------------------------------------------------------------
Wellpoint Health Networks, Inc.(a)      40,000        1,830,000
---------------------------------------------------------------
                                                      7,187,813
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.65%

Arterial Vascular Engineering, Inc.(a)  59,200        3,145,000
---------------------------------------------------------------
Baxter International Inc.               81,700        3,778,625
---------------------------------------------------------------
Becton, Dickinson & Co.                 50,000        2,303,125
---------------------------------------------------------------
Dentsply International, Inc.            47,200        1,339,300
---------------------------------------------------------------
Guidant Corp.                          340,000       19,550,000
---------------------------------------------------------------
Quintiles Transnational Corp.(a)        26,700        1,935,750
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)            11,400          785,175
---------------------------------------------------------------
Stryker Corp.                          100,000        3,718,750
---------------------------------------------------------------
Sybron International Corp.(a)          100,000        4,012,500
---------------------------------------------------------------
US Surgical Corp.                      120,000        3,232,500
---------------------------------------------------------------
                                                     43,800,725
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (SPECIALIZED SERVICES)-1.03%

FPA Medical Management, Inc.(a)         70,500   $    1,700,812
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              120,000        6,435,000
---------------------------------------------------------------
Omnicare, Inc.                         159,900        4,447,219
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                               52,400          907,175
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)     112,667        3,471,542
---------------------------------------------------------------
                                                     16,961,748
---------------------------------------------------------------

HOMEBUILDING-0.05%

Clayton Homes, Inc.                     46,300          761,056
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.70%

Fort James Corp.                       197,225        7,827,367
---------------------------------------------------------------
Procter & Gamble Co. (The)              54,000        3,672,000
---------------------------------------------------------------
                                                     11,499,367
---------------------------------------------------------------

HOUSEWARES-0.09%

Central Garden and Pet Co.(a)           55,000        1,443,750
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.09%

AFLAC Inc.                              31,200        1,587,300
---------------------------------------------------------------
Conseco Inc.                            79,600        3,472,550
---------------------------------------------------------------
Equitable Companies, Inc.              254,000       10,461,625
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         80,000        2,435,000
---------------------------------------------------------------
                                                     17,956,475
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.55%

American International Group, Inc.      51,100        5,215,394
---------------------------------------------------------------
CIGNA Corp.                             50,000        7,762,500
---------------------------------------------------------------
Travelers Group, Inc.                  180,600       12,642,000
---------------------------------------------------------------
                                                     25,619,894
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.73%

Allstate Corp.                          72,900        6,046,144
---------------------------------------------------------------
CapMAC Holdings, Inc.                   24,100          723,000
---------------------------------------------------------------
Everest Reinsurance Holdings, Inc.     141,800        5,335,225
---------------------------------------------------------------
                                                     12,104,369
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.05%

Merrill Lynch & Co., Inc.              140,000        9,467,500
---------------------------------------------------------------
PaineWebber Group Inc.                 178,000        7,865,375
---------------------------------------------------------------
                                                     17,332,875
---------------------------------------------------------------

INVESTMENT MANAGEMENT-1.22%

Franklin Resources, Inc.                77,000        6,920,375
---------------------------------------------------------------
T. Rowe Price Associates               200,000       13,250,000
---------------------------------------------------------------
                                                     20,170,375
---------------------------------------------------------------

IRON & STEEL-0.50%

USX-US Steel Group, Inc.               244,000        8,296,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
LEISURE TIME (PRODUCTS)-0.13%

Harley-Davidson, Inc.                   78,400   $    2,175,600
---------------------------------------------------------------

LODGING-HOTELS-0.63%

Carnival Corp. -- Class A               80,000        3,880,000
---------------------------------------------------------------
Choice Hotels International, Inc.(a)    54,000          948,375
---------------------------------------------------------------
Host Marriott Corp.(a)                 195,200        4,074,800
---------------------------------------------------------------
Promus Hotel Corp.(a)                   35,000        1,373,750
---------------------------------------------------------------
Sunburst Hospitality Corp.(a)           18,000          182,250
---------------------------------------------------------------
                                                     10,459,175
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.13%

Caterpillar Inc.                       110,000        5,637,500
---------------------------------------------------------------
Deere & Co.                             72,000        3,789,000
---------------------------------------------------------------
Dover Corp.                             37,600        2,538,000
---------------------------------------------------------------
Ingersoll-Rand Co.                     172,500        6,716,719
---------------------------------------------------------------
                                                     18,681,219
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.60%

Eaton Corp.                             95,000        9,179,375
---------------------------------------------------------------
Hillenbrand Industries, Inc.            41,800        1,786,950
---------------------------------------------------------------
Pentair, Inc.                           19,200          741,600
---------------------------------------------------------------
Premark International, Inc.            285,000        7,712,813
---------------------------------------------------------------
Thermo Electron Corp.(a)               230,250        8,591,203
---------------------------------------------------------------
Tyco International Ltd.                100,000        3,775,000
---------------------------------------------------------------
United Technologies Corp.              158,000       11,060,000
---------------------------------------------------------------
                                                     42,846,941
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.32%

Cognex Corp.(a)                         55,000        1,471,250
---------------------------------------------------------------
Diebold, Inc.                           84,750        3,734,297
---------------------------------------------------------------
                                                      5,205,547
---------------------------------------------------------------

NATURAL GAS-0.74%

Columbia Gas System, Inc.              114,600        8,279,850
---------------------------------------------------------------
NICOR, Inc.                            100,000        3,856,250
---------------------------------------------------------------
                                                     12,136,100
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.28%

Danka Business Systems PLC-ADR
  (United Kingdom)                     125,000        4,625,000
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-1.03%

Pennzoil Co.                           109,000        8,066,000
---------------------------------------------------------------
USX-Marathon Group                     250,000        8,937,500
---------------------------------------------------------------
                                                     17,003,500
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.37%

British Petroleum Co. PLC-ADR
  (United Kingdom)                     140,000       12,285,000
---------------------------------------------------------------
Exxon Corp.                             65,000        3,993,438
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

OIL (INTERNATIONAL INTEGRATED)-(CONTINUED)

Texaco, Inc.                           110,000   $    6,263,125
---------------------------------------------------------------
                                                     22,541,563
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-9.23%

Baker Hughes, Inc.                     200,000        9,187,500
---------------------------------------------------------------
BJ Services Co.(a)                     120,000       10,170,000
---------------------------------------------------------------
Camco International, Inc.              135,000        9,753,750
---------------------------------------------------------------
Cooper Cameron Corp.(a)                100,000        7,225,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        200,000       12,450,000
---------------------------------------------------------------
ENSCO International, Inc.              140,000        5,888,750
---------------------------------------------------------------
EVI, Inc.(a)                           149,100        9,570,356
---------------------------------------------------------------
Falcon Drilling Company, Inc.(a)       350,000       12,731,250
---------------------------------------------------------------
Global Industries Ltd.(a)               95,000        1,911,875
---------------------------------------------------------------
Global Marine, Inc.(a)                  60,000        1,867,500
---------------------------------------------------------------
Halliburton Co.                         65,000        3,875,625
---------------------------------------------------------------
Input/Output, Inc.(a)                  176,800        4,740,450
---------------------------------------------------------------
Marine Drilling Companies, Inc.(a)     150,000        4,443,750
---------------------------------------------------------------
Nabors Industries, Inc.(a)             170,000        6,991,250
---------------------------------------------------------------
Precision Drilling Corp.(a)
  (Canada)                              85,000        2,613,750
---------------------------------------------------------------
Pride International, Inc.(a)           200,000        6,600,000
---------------------------------------------------------------
Rowan Companies, Inc.(a)               132,300        5,143,162
---------------------------------------------------------------
Schlumberger Ltd.                      110,000        9,625,000
---------------------------------------------------------------
Smith International, Inc.(a)           140,800       10,736,000
---------------------------------------------------------------
Varco International, Inc.(a)           275,000       16,757,813
---------------------------------------------------------------
                                                    152,282,781
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.66%

Apache Corp.                           150,000        6,300,000
---------------------------------------------------------------
Burlington Resources, Inc.              41,100        2,011,331
---------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)     200,000        2,612,500
---------------------------------------------------------------
                                                     10,923,831
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.37%

Valero Energy Corp.                    200,000        6,025,000
---------------------------------------------------------------

PERSONAL CARE-0.79%

Avon Products, Inc.                     77,400        5,069,700
---------------------------------------------------------------
Gillette Co.                            55,000        4,898,438
---------------------------------------------------------------
Perrigo Co.(a)                          64,800          996,300
---------------------------------------------------------------
Rexall Sundown, Inc.(a)                 96,200        2,104,375
---------------------------------------------------------------
                                                     13,068,813
---------------------------------------------------------------

PHOTOGRAPH/IMAGING-0.35%

Xerox Corp.                             73,000        5,789,812
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.14%

AES Corp.(a)                            60,000        2,377,500
---------------------------------------------------------------

RESTAURANTS-0.55%

CKE Restaurants, Inc.                   75,000        2,995,312
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RESTAURANTS-(CONTINUED)

Cracker Barrel Old Country Store, Inc.  60,000   $    1,770,000
---------------------------------------------------------------
Starbucks Corp.(a)                     130,000        4,290,000
---------------------------------------------------------------
                                                      9,055,312
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.87%

CompUSA, Inc.(a)                       208,000        6,812,000
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          121,300        3,616,256
---------------------------------------------------------------
Tech Data Corp.(a)                      89,200        3,969,400
---------------------------------------------------------------
                                                     14,397,656
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.71%

Federated Department Stores, Inc.(a)    33,600        1,478,400
---------------------------------------------------------------
Fred Meyer, Inc.(a)                    140,000        3,998,750
---------------------------------------------------------------
Kohl's Corp.(a)                         25,000        1,678,125
---------------------------------------------------------------
Nordstrom, Inc.                         75,000        4,593,750
---------------------------------------------------------------
                                                     11,749,025
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.93%

Consolidated Stores Corp.(a)           223,187        8,899,582
---------------------------------------------------------------
Dollar General Corp.                    47,460        1,569,146
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)             45,000        1,822,500
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)          80,000        3,100,000
---------------------------------------------------------------
                                                     15,391,228
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.69%

CVS Corp.                               65,580        4,020,874
---------------------------------------------------------------
Rite Aid Corp.                         124,000        7,362,500
---------------------------------------------------------------
                                                     11,383,374
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.66%

Kroger Co.(a)                          302,600        9,872,325
---------------------------------------------------------------
Safeway, Inc.(a)                       300,657       17,475,688
---------------------------------------------------------------
                                                     27,348,013
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.56%

Costco Companies, Inc.(a)              250,000        9,625,000
---------------------------------------------------------------
Dayton Hudson Corp.                    214,500       13,473,281
---------------------------------------------------------------
Wal-Mart Stores, Inc.                   74,900        2,630,863
---------------------------------------------------------------
                                                     25,729,144
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.26%

CDW Computer Centers, Inc.(a)           68,000        4,216,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.74%

Michaels Stores, Inc.(a)                70,000        2,104,375
---------------------------------------------------------------
Office Depot, Inc.(a)                  297,400        6,133,875
---------------------------------------------------------------
Polo Ralph Lauren Corp.(a)              44,000        1,144,000
---------------------------------------------------------------
Staples, Inc.(a)                       248,600        6,525,750
---------------------------------------------------------------
Tiffany & Co.                           38,700        1,528,650
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                   100,000        3,406,250
---------------------------------------------------------------
Viking Office Products, Inc.(a)        140,000        3,351,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (SPECIALTY)-(CONTINUED)

Williams-Sonoma, Inc.(a)                28,000   $    1,123,500
---------------------------------------------------------------
Woolworth Corp.(a)                     180,000        3,420,000
---------------------------------------------------------------
                                                     28,737,650
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.64%

Gap, Inc.                               41,000        2,180,688
---------------------------------------------------------------
TJX Companies, Inc.                    284,000        8,413,500
---------------------------------------------------------------
                                                     10,594,188
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.59%

Ahmanson (H.F.) & Co.                  325,000       19,175,000
---------------------------------------------------------------
Dime Bancorp, Inc.                      25,000          600,000
---------------------------------------------------------------
GreenPoint Financial Corp.             100,000        6,437,500
---------------------------------------------------------------
                                                     26,212,500
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.28%

Interpublic Group of Companies,
  Inc.                                  58,500        2,778,750
---------------------------------------------------------------
Omnicom Group, Inc.                     25,000        1,765,625
---------------------------------------------------------------
                                                      4,544,375
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.65%

Cerner Corp.(a)                        170,000        4,122,500
---------------------------------------------------------------
HFS, Inc.(a)                           100,000        7,050,000
---------------------------------------------------------------
Service Corp. International            460,000       14,001,250
---------------------------------------------------------------
Stewart Enterprises, Inc.- Class A      49,900        2,070,850
---------------------------------------------------------------
                                                     27,244,600
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.10%

SunGard Data Systems Inc.(a)            67,800        1,601,775
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.18%

CSG Systems International, Inc.(a)      44,400        1,739,925
---------------------------------------------------------------
DST Systems, Inc.(a)                    67,500        2,383,594
---------------------------------------------------------------
Equifax, Inc.                          177,000        5,498,062
---------------------------------------------------------------
Fiserv, Inc.(a)                         88,500        3,960,375
---------------------------------------------------------------
National Data Corp.                     70,000        2,585,625
---------------------------------------------------------------
Paychex, Inc.                           55,350        2,110,219
---------------------------------------------------------------
PMT Services, Inc.(a)                   70,000        1,128,750
---------------------------------------------------------------
                                                     19,406,550
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.24%

AccuStaff, Inc.(a)                     135,440        3,868,505
---------------------------------------------------------------
Kelly Services, Inc.-Class A             2,700           95,850
---------------------------------------------------------------
                                                      3,964,355
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.11%

Corrections Corp. of America(a)         60,000        1,830,000
---------------------------------------------------------------

SPECIALTY PRINTING-0.09%

Gartner Group, Inc.(a)                  50,000        1,412,500
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.91%

LCI International, Inc.(a)             100,000        2,587,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

MCI Communications Corp.               125,000   $    4,437,500
---------------------------------------------------------------
WorldCom, Inc.(a)                      238,700        8,026,288
---------------------------------------------------------------
                                                     15,051,288
---------------------------------------------------------------

TELEPHONE-0.67%

Bell Atlantic Corp.                     30,100        2,404,238
---------------------------------------------------------------
Cincinnati Bell, Inc.                  323,200        8,726,400
---------------------------------------------------------------
                                                     11,130,638
---------------------------------------------------------------

TEXTILES (APPAREL)-1.23%

Jones Apparel Group, Inc.(a)           103,700        5,275,737
---------------------------------------------------------------
Liz Claiborne, Inc.                    245,000       12,418,438
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           100,000        2,662,500
---------------------------------------------------------------
                                                     20,356,675
---------------------------------------------------------------

TEXTILES (SPECIALTY)-0.15%

Unifi, Inc.                             62,300        2,394,656
---------------------------------------------------------------

TRUCKS & PARTS-0.48%

Cummins Engine Co., Inc.               131,500        8,013,281
---------------------------------------------------------------

WASTE MANAGEMENT-0.57%

Browning-Ferris Industries, Inc.       108,000        3,510,000
---------------------------------------------------------------

WASTE MANAGEMENT-(CONTINUED)

USA Waste Services, Inc.(a)            159,125   $    5,887,625
---------------------------------------------------------------
                                                      9,397,625
---------------------------------------------------------------
    Total Common Stocks                           1,564,726,493
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE CORPORATE BONDS-0.22%

COMPUTER (PERIPHERALS)-0.12%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Acquired
  09/12/97; Cost $1,963,721)(b)    $ 1,450,000        2,012,383
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.10%

Loews Corp., Conv. Sub. Deb.,
  3.125%, 09/15/07                   1,400,000        1,597,610
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                           3,609,993
---------------------------------------------------------------

REPURCHASE AGREEMENT-4.68%(c)

SBC Warburg Inc.,
  5.65%, 11/03/97(d)                77,247,953       77,247,953
---------------------------------------------------------------
TOTAL INVESTMENTS-99.72%                          1,645,584,439
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.28%                   4,649,597
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,650,234,036
===============================================================

Abbreviations:

ADR  - American Depository Receipt
Conv. - Convertible
Deb.  - Debentures
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 10/31/97 was $2,012,383 which represented 0.12% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investments advisor or its affiliates.
(d) Joint repurchase agreement entered into 10/31/97 with a maturing value of $350,164,792. Collateralized by $355,329,000 U.S. Government agency obligations, 7.00% to 9.875% due 11/15/15 to 10/01/27 with an aggregate market value at 10/31/97 of $359,463,470.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997

ASSETS:

Investments, at market value (cost
  $1,125,824,040)                              $1,645,584,439
-------------------------------------------------------------
Receivables for:
  Investments sold                                  7,416,232
-------------------------------------------------------------
  Capital stock sold                                  124,990
-------------------------------------------------------------
  Dividends and interest                              647,554
-------------------------------------------------------------
Investment for deferred compensation plan              27,503
-------------------------------------------------------------
Other assets                                           21,985
-------------------------------------------------------------
    Total assets                                1,653,822,703
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             2,270,696
-------------------------------------------------------------
  Capital stock reacquired                            118,988
-------------------------------------------------------------
  Deferred compensation                                27,503
-------------------------------------------------------------
Accrued advisory fees                                 940,205
-------------------------------------------------------------
Accrued administrative service fees                     5,088
-------------------------------------------------------------
Accrued directors' fees                                 5,680
-------------------------------------------------------------
Accrued operating expenses                            220,507
-------------------------------------------------------------
    Total liabilities                               3,588,667
-------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING    $1,650,234,036
=============================================================
Capital stock, $.01 par value per share:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     108,895,887
-------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                        $        15.15
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997

INVESTMENT INCOME:

Dividends (net of $106,713 foreign withholding
  tax)                                          $  9,871,106
------------------------------------------------------------
Interest                                           1,733,705
------------------------------------------------------------
    Total investment income                       11,604,811
------------------------------------------------------------

EXPENSES:

Advisory fees                                      9,353,715
------------------------------------------------------------
Administrative service fees                           67,450
------------------------------------------------------------
Custodian fees                                       163,248
------------------------------------------------------------
Transfer agent fees                                   46,321
------------------------------------------------------------
Directors' fees                                       16,639
------------------------------------------------------------
Other                                                365,045
------------------------------------------------------------
    Total expenses                                10,012,418
------------------------------------------------------------
Less: Expenses paid indirectly                       (16,363)
------------------------------------------------------------
    Net expenses                                   9,996,055
------------------------------------------------------------
Net investment income                              1,608,756
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                     151,798,786
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     212,044,735
------------------------------------------------------------
    Net gain on investment securities            363,843,521
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $365,452,277
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997              1996
OPERATIONS:

  Net investment income                                       $    1,608,756    $    3,291,716
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and
    futures contracts                                            151,798,786       114,141,332
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities           212,044,735        50,514,049
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      365,452,277       167,947,097
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income              (3,131,614)       (2,276,042)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains           (114,611,563)      (74,181,022)
----------------------------------------------------------------------------------------------
Net equalization credits                                           2,437,968         2,660,812
----------------------------------------------------------------------------------------------
Net increase from capital stock transactions                     139,078,724       116,846,774
----------------------------------------------------------------------------------------------
       Net increase in net assets                                389,225,792       210,997,619
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,261,008,244     1,050,010,625
----------------------------------------------------------------------------------------------
  End of period                                               $1,650,234,036    $1,261,008,244
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $  956,102,084    $  817,023,360
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             23,591,883        22,676,773
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities and futures contracts                             150,779,670       113,592,447
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities           519,760,399       307,715,664
----------------------------------------------------------------------------------------------
                                                              $1,650,234,036    $1,261,008,244
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital growth.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange on which the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the advisory agreement, the Fund pays AIM a fee at the annual rate of 1.0% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Under the terms of a sub-advisory agreement between AIM and TradeStreet Investment Associates, Inc. ("TradeStreet"), AIM pays TradeStreet a fee at an annual rate of 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets, 0.225% of the next $550 million of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $700 million.
  The Fund, pursuant to an administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, the Fund reimbursed AIM $67,450 for such services.
  During the year ended October 31, 1997, the Fund paid legal fees of $6,842 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Fund.
  Substantially all shares of the Fund are held of record by State Street Bank & Trust Company as custodian for Summit Investors Plans, a unit investment trust that is sponsored by A I M Distributors, Inc. (an affiliated company of AIM). Certain officers and directors of the Fund are officers of AIM and A I M Distributors, Inc.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $5,684. The Fund received reductions in custodian fees of $10,679 under an expense offset arrangement. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $16,363 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $1,250,840,627 and $1,266,091,305, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                      $534,245,225
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (17,810,567)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $516,434,658
=========================================================

* Cost of investments for tax purposes is $1,129,149,781.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding for the year ended October 31, 1997 and 1996 were as follows:

                                                                       1997                         1996
                                                             -------------------------    -------------------------
                                                               SHARES        AMOUNT         SHARES        AMOUNT
                                                             ----------   ------------    ----------   ------------
Sold                                                          8,716,348   $114,553,393     9,230,433   $108,559,927
-----------------------------------------------------------  ----------   ------------    ----------   ------------
Issued as reinvestment of dividends                           9,816,281    113,770,753     6,936,341     74,080,187
-----------------------------------------------------------  ----------   ------------    ----------   ------------
Reacquired                                                   (6,706,799)   (89,245,422)   (5,576,722)   (65,793,340)
-----------------------------------------------------------  ----------   ------------    ----------   ------------
                                                             11,825,830   $139,078,724    10,590,052   $116,846,774
                                                             ==========   ============    ==========   ============

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the four-year period ended October 31, 1997, the ten months ended October 31, 1993 and the year ended December 31, 1992.

                                                                        OCTOBER 31,                            DECEMBER 31,
                                               -------------------------------------------------------------   ------------
                                                  1997          1996         1995         1994        1993         1992
                                               ----------     ---------    ---------    --------    --------   ------------
Net asset value, beginning of period           $    12.99     $   12.14    $    9.78    $  10.46    $   9.64     $  10.09
---------------------------------------------  ----------     ---------    ---------    --------    --------     --------
Income from investment operations:
  Net investment income                              0.02          0.04         0.04        0.10        0.09         0.11
---------------------------------------------  ----------     ---------    ---------    --------    --------     --------
  Net gains (losses) on securities (both
    realized and unrealized)                         3.34          1.69         2.81       (0.04)       0.73         0.35
---------------------------------------------  ----------     ---------    ---------    --------    --------     --------
    Total from investment operations                 3.36          1.73         2.85        0.06        0.82         0.46
---------------------------------------------  ----------     ---------    ---------    --------    --------     --------
Less distributions:
  Dividends from net investment income              (0.03)        (0.03)       (0.10)      (0.10)         --        (0.11)
---------------------------------------------  ----------     ---------    ---------    --------    --------     --------
  Distributions from net realized gains             (1.17)        (0.85)       (0.39)      (0.64)         --        (0.80)
---------------------------------------------  ----------     ---------    ---------    --------    --------     --------
    Total distributions                             (1.20)        (0.88)       (0.49)      (0.74)         --        (0.91)
---------------------------------------------  ----------     ---------    ---------    --------    --------     --------
Net asset value, end of period                 $    15.15     $   12.99    $   12.14    $   9.78    $  10.46     $   9.64
============================================   ==========     ==========   ==========   ========    ========     ========
Total return(a)                                     28.53%        15.61%       31.03%       0.61%       8.51%        4.50%
============================================   ==========     ==========   ==========   ========    ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,650,234     $1,261,008   $1,050,011   $765,073    $705,580     $604,329
============================================   ==========     ==========   ==========   ========    ========     ========
Ratio of expenses to average net assets              0.68%(b)(c)   0.70%        0.71%       0.72%       0.79%(d)     0.76%
============================================   ==========     ==========   ==========   ========    ========     ========
Ratio of net investment income to average
  net assets                                         0.11%(b)      0.29%        0.33%       1.04%       1.13%(d)     1.09%
============================================   ==========     ==========   ==========   ========    ========     ========
Portfolio turnover rate                             88.23%       118.34%      126.00%     121.69%     115.76%       97.41%
============================================   ==========     ==========   ==========   ========    ========     ========
Average brokerage commission rate paid(e)      $   0.0608     $  0.0643          N/A         N/A         N/A          N/A
============================================   ==========     ==========   ==========   ========    ========     ========

(a)  For periods less than one year, total return is not annualized.
(b)  Ratios are based on average net assets of $1,462,594,326.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(d)  Annualized.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Summit Fund, Inc:

                       We have audited the accompanying statement of assets and liabilities of the AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended, the ten months ended October 31, 1993, and the year ended December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the ten months ended October 31, 1993, and the year ended December 31, 1992, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

--------------------------------------------------------------------------------
SUPPLEMENTAL PROXY INFORMATION                             AIM SUMMIT FUND, INC.

The Annual Meeting of Shareholders of the AIM Summit Fund, Inc. (the "Fund") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the Fund and A I M Advisors, Inc. ("AIM Advisors").

(3) To approve a new Sub-Advisory Agreement between AIM Advisors and TradeStreet Investment Associates, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies.

(5) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Fund's fiscal year ending October 31, 1997.

The results of proxy solicitation on the above matters were as follows:

                                                                                        Votes             Withheld/
                           Director/Matter                        Votes for            Against           Abstentions
                           ---------------                        ---------            -------           -----------
(1)  Charles T. Bauer...........................................  70,528,895                N/A            2,501,145
     Bruce L. Crockett..........................................  70,665,829                N/A            2,364,211
     Owen Daly II...............................................  70,455,617                N/A            2,574,423
     Carl Frischling............................................  70,528,507                N/A            2,501,533
     Robert H. Graham...........................................  70,692,348                N/A            2,337,692
     John F. Kroeger............................................  70,446,208                N/A            2,583,832
     Lewis F. Pennock...........................................  70,561,638                N/A            2,468,402
     Ian W. Robinson............................................  70,452,892                N/A            2,577,148
     Louis S. Sklar.............................................  70,633,066                N/A            2,396,974
(2)  Approval of Master Investment Advisory Agreement...........  67,927,052          1,843,418            3,259,570
(3)  Approval of Sub-Advisory Agreement.........................  66,561,907          2,129,229            4,338,904
(4)  Elimination of Fundamental Policy..........................  63,661,478          6,015,069            3,353,493
(5)  KPMG Peat Marwick LLP......................................  69,037,714            841,603            3,150,723

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                      OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                              11 Greenway Plaza
Chairman                                      Chairman                                      Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer           11 Greenway Plaza
Executive Officer                                                                           Suite 100
COMSAT Corporation                            Carol F. Relihan                              Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                  and Secretary                                 SUB-ADVISOR
Director
Cortland Trust Inc.                           Gary T. Crum                                  TradeStreet Investment Associates, Inc.
                                              Senior Vice President                         101 South Tryon Street
Jack Fields                                                                                 Suite 100
Formerly Member of the                        Dana R. Sutton                                Charlotte, NC 28255
U.S. House of Representatives                 Vice President and Assistant Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                               Melville B. Cox
Partner                                       Vice President                                Boston Financial Data Services, Inc.
Kramer, Levin, Naftalis & Frankel                                                           P. O. Box 8300
                                              Jonathan C. Schoolar                          Boston, MA 02266-8300
Robert H. Graham                              Vice President
President and Chief Executive Officer                                                       CUSTODIAN
A I M Management Group Inc.                   P. Michelle Grace
                                              Assistant Secretary                           State Street Bank & Trust Company
John F. Kroeger                                                                             225 Franklin Street
Formerly Consultant                           Nancy L. Martin                               Boston, MA 02110
Wendell & Stockel Associates, Inc.            Assistant Secretary
                                                                                            COUNSEL TO THE FUND
Lewis F. Pennock                              Ofelia M. Mayo
Attorney                                      Assistant Secretary                           Ballard Spahr  Andrews & Ingersoll
                                                                                            1735 Market Street, 51st Floor
Ian W. Robinson                               Kathleen J. Pflueger                          Philadelphia, PA 19103
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                          COUNSEL TO THE DIRECTORS
Chief Financial Officer                       Samuel D. Sirko
Bell Atlantic Management                      Assistant Secretary                           Kramer, Levin, Naftalis & Frankel
Services, Inc.                                                                              919 Third Avenue
                                              Stephen I. Winer                              New York, NY 10022
Louis S. Sklar                                Assistant Secretary
Executive Vice President                                                                    DISTRIBUTOR
Hines Interests                               Mary J. Benson
Limited Partnership                           Assistant Treasurer                           A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                                                                                            AUDITORS
                                                                                            KMPG Peat Marwick LLP
                                                                                            700 Louisiana
                                                                                            Houston, TX  77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Summit Fund paid ordinary dividends in the amount of $0.032 per share to shareholders during its tax year ended October 31, 1997. Of this amount, 97.70% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1.172 per share during its tax year ended October 31, 1997.

[AIM LOGO APPEARS HERE]
                                                              ----------------
AIM DISTRIBUTORS, INC.                                           BULK RATE
11 Greenway Plaza, Suite 100                                    U.S. POSTAGE
Houston, TX 77046                                                   PAID
                                                                 HOUSTON, TX
                                                               Permit No. 1919
                                                              ----------------